UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09497

Dividend Growth Trust

58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC 29936

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
(Name and address of agent for services)

Registrant's telephone number, including area code: 317-917-7000

Copies to:

John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS  66224

Date of fiscal year end:  09/30

Date of reporting period:    09/30/2010

Item 1.  Reports to Stockholders.

Rising Dividend Growth Fund

Annual Report

September 30, 2010

Fund Advisor:

Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, SC  29936

Toll Free: (888) 826-2520

Management’s Discussion of Fund Performance

The Business Cycle Dating Committee of the National Bureau of Economic Research announced on September 20th that they had determined that the trough in business activity in the United States was reached in June 2009.  Despite this announcement, as well as a string of economic announcements since that time, we do not believe there exists a clear picture of economic growth for the country.  In fairness to the Committee, the following clarification from their press release states, “The Committee did not conclude that the economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.  Rather, the committee determined only that the recession ended and the recovery began in that month.1

The committee reviews a series of economic indicators to decide when the recession part of the economic cycle ends.  The attempt is to balance the various trough months of those indicators.  While its data may show that June 2009 was the bottom of the trough, the committee has not tried to describe the characteristics of the recovery.  That was not part of their assignment.  It is, however, an important part of the investment process.

The very next day, September 21st, the Federal Reserve Open Market Committee (FOMC) released their assessment of the current state of the economy saying “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of the economic recovery is likely to be modest in the near term.”2  What seemed to catch the attention of investors were comments about inflation which implied that the Fed would keep interest rates low for a considerable period of time because the FOMC did not see imminent danger of rampant inflation.  In fact, the announcement seemed to be a suggestion that the Fed actually had a target for inflation that is above the current level which would indicate an economy operating at levels closer to capacity.  This has implications for both fixed income and equity investors.

Many of the problems that have been the gist of the news for the past two years are still very much in the news.  For instance, unemployment continues to be a major problem area.  The unemployment rate at the end of August was actually down slightly to 9.6% from the high point reached in October 2009 when it was 10.2%.3  Initial claims for unemployment insurance remained stubbornly high.  The rate of improvement has been disappointing and is likely to be a significant factor in the mid-term elections in November.  It may be the single most important factor in possibly returning the US Congress to a divided status.  The rate of private sector job creation has been disappointingly low in our opinion.  Unemployment spills over into a number of other areas like consumer spending, home ownership, and credit quality.  None of these economic statistics has shown the normal recovery that we would expect.  Improvement has been slow.  Over the summer the debate centered on whether there would be a double dip recession.  The current investor wisdom, if the rise in the stock market indexes is any indication, is that the economy will continue to improve, but at a slow pace.

1 National Bureau of Economic Research, Business Cycle Dating Committee, September 20, 2010, page 1

2 Board of Governors of the Federal Reserve System, September 21, 2010 Press Release

3 US Department of Labor, Bureau of Labor Statistics, The Employment Situation-August 2010

The political scene has likely had as much impact on investor sentiment as the economy with the approach of mid-term elections.  If the Republicans are able to re-take either the House or the Senate, or perhaps both, their ability to control the Democratic agenda will be substantially improved.  Gridlock in the legislative process is viewed by many as more acceptable than one party or the other controlling the legislative output.  While it is impossible to tell how much of the 10.7% upward move in the price of the S&P500 in the third quarter is due to the anticipated outcome of the Congressional election, it is likely to have been substantial.

Investors are confronted with a number of issues at this point.  First, consider the Fed’s recent position that suggests that they would tolerate somewhat higher inflation.  Investors who recently have been buying fixed income to obtain higher yield may see interest rates rise as a reaction to higher rates of inflation.  As bond prices moving in the opposite direction to interest rates, those investors may see their investments decline in value.  This may make dividend paying common stocks more attractive to yield buyers.

Second, the flow of funds into equity mutual funds has been negative for the last five months according to data from the Investment Company Institute which tracks mutual fund flows.4  In view of the 10.7% rise in the S&P500 for the third quarter, this outflow would seem to be counter intuitive.  It is possible that the individual investors who use equity mutual funds are taking the rise in value of their holdings as opportunity to “cash out” and seek what they think to be safer long term investment vehicles.  One of the many old Wall Street axioms is that the individual investor is always wrong.  At least this is true for the third quarter of 2010. It is certainly an issue for equity investors here at the end of the third quarter.

The market as measured by the S&P500 is up 69% from the low reached on March 9, 2009, which raises the third issue needed to be addressed.  “Is this the end of the appreciation road?”  That seems to be the conclusion reached by equity mutual fund investors.  It does appear the Federal Reserve will do whatever it takes to ensure that the economy continues to grow, even if the rate of growth is slow.  If that is the case, then the fundamentals underpinning the equity market should also gradually improve.  The Fund’s investment philosophy stresses companies with solid income statements and balance sheets, good managements, and strong products and services.  We believe these companies have the where-with-all to grow in this type of an economic climate.

Mutual Fund Performance Review for the Second Half, Fiscal Year 2010

The past six months have had more than their share of cross currents from almost every perspective: the equity and fixed income markets, the domestic and world economy, and the domestic legislative and political climate.  If the direction of the equity market is to be the final measure of the overall health of society, it must be concluded that conditions are favorable for the continuation of the world as we know it.  The Dow Jones Industrial Average on a price-only basis was up 11.1% for the twelve month period ending

4 Investment Company Institute, Long-Term Mutual Flows, September 29, 2010

September 30th and the S&P500 index has risen 8.0%.  The index performance for the six months ending September 30th was -2.4% for the S&P500 and -0.6% for the Dow Industrials.

The cross current was the difficult second calendar quarter when the Dow Industrials were down 10.0% and the S&P500 was down 11.8%.  As mentioned earlier, the market’s run from the low point on March 9, 2009 to the end of September 2010 is 69% suggesting that even with the difficult second quarter, the market has moved higher in spite of the slow economy.  It is something like the duck swimming upstream in a fast flowing river.  On top of the water the duck looks relaxed and easy going, but underneath the water he is paddling madly.

The Mutual Fund Class A shares rose 3.9% for the second half of the fiscal year and 18.7% for the fiscal year.  By way of comparison, total return of the S&P500 was down 1.4% for the last six month and was up 10.2% for one year. The Class A shares out performed the S&P500 by 530 basis points for the six month time frame and 850 basis points for the one year period.  Please see the charts on later pages in this report for more detailed information.

Minor changes were made to the structure of the portfolio during the second half of the fiscal year 2010.  As the environment for healthcare became slightly more clear the portfolio management team decided to reduce the sector allocation by approximately three percentage points.  The goal was to lessen the exposure to those companies that are least able to control their own destinies.  It should be noted that three of the top ten largest holdings in the portfolio are healthcare stocks: Novo-Nordisk, TEVA Pharmaceutical and Novartis.  All three are foreign companies, which accents another portfolio trend.  Foreign companies have become a growing part of the portfolio.  There are now a total of six non-US companies owned by the Rising Dividend Growth Fund.  It also should be noted that Novo-Nordisk was the top performer in the portfolio for the past six months, climbing 27.6%.5

Much of the cash raised by reducing healthcare remains in cash reserve which at the end of the fiscal year was about 9.4% and will be redeployed as conditions permit.

The largest sector weight in the portfolio at the end of the fiscal year was energy.  The Fund’s investment in energy Master Limited Partnerships (MLPs) are accounted for in this sector.  At the end of September, MLPs were slightly more than 19% of the portfolio and had an average yield of 6.4%.  It appears investors have focused on the yield of the MLPs and their history of distribution increases.  The twelve month price performance of the eleven MLPs is the portfolio was +35.4%.6  When the current return is added to price performance the total return is almost +44%.7

Some of the companies in the consumer sector had a disappointing year.  The most negative performance came from Walgreen, down 10.6%, followed by Colgate Palmolive, up 0.8% and Procter & Gamble, up 3.5%.8  Consumer companies are viewed as defensive positions should the market decline.

5 Thomson Reuters-Baseline

6 Thomson Reuters-Baseline

7 Thomson Reuters-Baseline

8 IBID.

Several of the healthcare companies also had negative performance for the year.  Specifically, Medtronic was down 8.8% and Meridian Bioscience was down 12.6%.9

The Fund’s management team will continue to focus on companies that have increased their dividends at least at an average rate of ten percent for at least ten consecutive years.  Even with the difficult economy over the past two years, there are a number of companies from which to choose.  The use of MLPs and foreign stocks provide the Fund with investment opportunities that are not part of the S&P500 and are not highly correlated to the Index.  The team believes this universe of stocks and partnerships is a fertile field for long term investing.

September 30, 2010

Thomas W.L. Cameron

Jere E. Estes, CFA

C. Troy Shaver

Frederick L. Gaskin

9 IBID.

Fund Performance – (Unaudited)

Total Returns*
(for the periods ended September 30, 2010)

	One Year	Average Annual Five Year	Average Annual Since Commencement of Operations (March 23, 2004)**
Rising Dividend Growth Fund - Class A	18.69%	5.88%	6.08%
Rising Dividend Growth Fund - Class A (after deduction of sales load)***	11.82%	4.64%	5.12%
S&P 500 Index****	10.18%	0.64%	2.72%

Total annual operating expenses for Class A shares for the fiscal year ended September 30, 2009, as disclosed in the Fund's prospectus, were 1.94% of average daily net assets (1.65% after fee waivers/expense reimbursements by the Advisor, which excluded the effect of acquired fund fees). The Advisor contractually has agreed to waive its fee and/or cap certain expenses (excluding acquired fund fees, brokerage, and certain other costs) of the Fund so that the net operating expenses of the Fund's Class A shares do not exceed 1.65%.

Total Returns*
(for the periods ended September 30, 2010)

	One Year	Average Annual Five Year	Average Annual Since Commencement of Operations (April 14, 2005)
Rising Dividend Growth Fund - Class C	18.50%	5.36%	5.56%
S&P 500 Index****	10.18%	0.64%	1.78%

Total annual operating expenses for Class C shares for the fiscal year ended September 30, 2009, as disclosed in the Fund's prospectus, were 2.54% of average daily net assets (2.25% after fee waivers/expense reimbursements by the Advisor, which excluded the effect of acquired fund fees). The Advisor contractually has agreed to waive its fee and/or cap certain expenses (excluding acquired fund fees, brokerage, and certain other costs) of the Fund so that the net operating expenses of the Fund's Class C shares do not exceed 2.25%.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 826-2520 or visit www.dividendgrowthadvisors.com.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all dividends and distributions.
**      Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.
*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees.  Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price.   The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 60 days of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or distributions.
**** The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class A and the S&P 500® Index

Value
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Inception Date 3/23/04
Rising Dividend Growth Fund, Class A - $13,866
S&P 500 Index - $11,913
March-04
June-04
September-04
December-04
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
Date

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class C and the S&P 500® Index

$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
Value
Inception Date 4/14/05
Rising Dividend Growth Fund, Class C - $13,466
S&P 500 Index - $11,010
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
Date

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class I and the S&P 500® Index

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
Value
Inception Date 3/21/07
Rising Dividend Growth Fund, Class I - $11,194
S&P 500 Index - $8,763
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
Date

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results.   Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

    1As a percent of net assets.

The Fund attempts to achieve its investment objective of long-term growth of capital and current income by investing in equity securities of domestic and foreign companies that have increased their dividend payments to shareholders for each of the past ten years or more.

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges and/or  redemption fees on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2010 and held for the six months ended September 30, 2010.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments, contingent deferred sales charges, and/or  redemption fees on certain redemptions.  Therefore, the second line of the table below is useful for comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
Rising Dividend Growth Fund	Beginning	Ending	During Period
Class A	Account Value April 1, 2010	Account Value September 30, 2010	April 1, 2010 - September 30, 2010*

Actual	$1,000.00	$1,039.37	$8.43

Hypothetical**	$1,000.00	$1,016.80	$8.34

			Expenses Paid
Rising Dividend Growth Fund	Beginning	Ending	During Period
Class C	Account Value April 1, 2010	Account Value September 30, 2010	April 1, 2010 - September 30, 2010***

Actual	$1,000.00	$1,041.62	$11.52

Hypothetical**	$1,000.00	$1,013.79	$11.36

			Expenses Paid
Rising Dividend Growth Fund	Beginning	Ending	During Period
Class I	Account Value April 1, 2010	Account Value September 30, 2010	April 1, 2010 - September 30, 2010****

Actual	$1,000.00	$1,042.41	$6.41

Hypothetical**	$1,000.00	$1,018.79	$6.33

*Expenses are equal to Class A’s annualized net expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**Assumes a 5.00% return before expenses.
***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
September 30, 2010

Common Stocks/Master Limited Partnerships - 89.85%	Shares	Value

Accident & Health Insurance - 1.26%
Aflac, Inc.	16,700	$863,557

Aircraft Engines & Engine Parts - 1.31%
United Technologies Corp.	12,600	897,498

Beverages - 2.32%
PepsiCo, Inc.	23,900	1,587,916

Bituminous Coal & Lignite Surface Mining - 1.90%
Natural Resource Partners, L.P.	48,700	1,304,186

Computer & Office Equipment - 3.64%
International Business Machines Corp. (IBM)	18,600	2,495,004

Crude Petroleum & Natural Gas - 2.70%
Linn Energy, LLC	48,000	1,534,080
Regency Energy Partners, L.P.	13,000	318,240
		1,852,320

Electromedical & Electrotherapeutic Apparatus - 1.01%
Medtronic, Inc.	20,600	691,748

Fats & Oils - 3.51%
Archer-Daniels-Midland Co.	75,400	2,406,768

Food & Kindred Products - 3.62%
Nestle SA (a)	46,450	2,481,823

General Industrial Machinery & Equipment - 2.40%
Illinois Tool Works, Inc.	35,000	1,645,700

Industrial Inorganic Chemicals - 3.29%
Praxair, Inc.	25,000	2,256,500

Industrial Instruments for Measurement, Display, & Control - 1.42%
Roper Industries, Inc.	15,000	977,700

In Vitro & In Vivo Diagnostic Substances - 2.37%
Meridian Bioscience, Inc.	74,100	1,621,308

Investment Advice - 2.57%
Eaton Vance Corp.	60,700	1,762,728

Natural Gas Transmission - 5.13%
Energy Transfer Equity, L.P.	35,500	1,317,760
Enterprise Products Partners, L.P.	27,900	1,106,793
Williams Partners, L.P.	25,800	1,093,920
		3,518,473

Pharmaceutical Preparations - 11.10%
Novartis AG (a)	35,500	2,047,285
Novo-Nordisk A/S (a)	32,800	3,228,832
Teva Pharmaceutical Industries, Ltd. (a)	44,300	2,336,825
		7,612,942

Pipe Lines (No Natural Gas) - 9.42%
Magellan Midstream Partners, L.P.	27,800	1,430,310
NuStar Energy, L.P.	21,300	1,314,849
NuStar GP Holdings, LLC.	30,000	1,017,600
Plains All American Pipeline, L.P.	21,700	1,365,147
Sunoco Logistics Partners, L.P.	16,900	1,329,185
		6,457,091

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
September 30, 2010

Common Stocks/Master Limited Partnerships - 89.85% - continued	Shares	Value

Plastic Products - 2.20%
AptarGroup, Inc.	33,000	$1,507,110

Retail - Drug Stores and Proprietary Stores - 2.28%
Walgreen Co.	46,600	1,561,100

Retail - Eating Places - 3.20%
McDonald's Corp.	29,400	2,190,594

Retail - Variety Stores- 2.96%
Wal-Mart Stores, Inc.	37,913	2,029,104

Semiconductors & Related Devices - 2.40%
Linear Technology Corp.	53,500	1,644,055

Services - Computer Processing & Data Preparation - 2.55%
Automatic Data Processing, Inc.	41,600	1,748,448

Services-Computer Programming Services - 0.49%
Infosys Technologies Ltd. (a)	5,000	336,550

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 5.82%
Colgate-Palmolive Co.	14,000	1,076,040
Ecolab, Inc.	25,200	1,278,648
The Procter & Gamble Co.	27,300	1,637,181
		3,991,869

State Commercial Banks - 1.01%
Bank of Nova Scotia	13,000	692,900

Surgical & Medical Instruments & Apparatus - 2.60%
Becton, Dickinson & Co.	16,400	1,215,240
Teleflex, Inc.	10,000	567,800
		1,783,040

Telephone Communications (No Radio Telephone) - 2.48%
CenturyLink, Inc.	43,000	1,696,780

Totalizing Fluid Meters & Counting Devices - 1.24%
Badger Meter, Inc.	21,000	850,080

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.65%
Cardinal Health, Inc.	34,200	1,129,968

TOTAL COMMON STOCKS/MASTER LIMITED PARTNERSHIPS (Cost $45,018,633)		61,594,860

Money Market Securities - 9.39%
Fidelity Institional Money Market Portfolio - Institutional Shares, 0.29% (b)	6,437,948	6,437,948

TOTAL MONEY MARKET SECURITIES (Cost $6,437,948)		6,437,948

TOTAL INVESTMENTS (Cost $51,456,581) - 99.24%		$68,032,808

Assets in excess of other liabilities - 0.76%		518,416

TOTAL NET ASSETS - 100.00%		$68,551,224

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the seven day yield at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
September 30, 2010

Assets
Investments in securities, at value (cost $51,456,581)	$68,032,808
Interest receivable	1,212
Dividends receivable	36,619
Receivable for fund shares sold	556,151
Tax reclaim receivable	6,967
Prepaid expenses	26,243
Total assets	68,660,000

Liabilities
Payable due to Advisor (a)	37,122
Payable for fund shares redeemed	9,204
Accrued 12b-1 fees	11,125
Other accrued expenses	51,325
Total liabilities	108,776

Net Assets	$68,551,224

Net Assets consist of:
Paid in capital	$58,628,999
Accumulated undistributed net investment income (loss)	(257,884)
Accumulated net realized gain (loss) on investments	(6,396,118)
Net unrealized appreciation (depreciation) on investments	16,576,227

Net Assets	$68,551,224

Net Assets: Class A	$46,002,759

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	3,553,833

Net asset value per share	$12.94

Maximum offering price per share ($12.94 / 94.25%)	$13.73

Minimum redemption price per share ($12.94 * 99.00%) (b) (c)	$12.81

Net Assets: Class C	$4,456,227

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	340,571

Net asset value and offering price per share	$13.08

Minimum redemption price per share ($13.08 * 99.00%) (c)	$12.95

Net Assets: Class I	$18,092,238

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	1,374,754

Net asset value, offering and redemption price per share	$13.16

(a) See Note 5 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the fiscal year ended September 30, 2010

Investment Income
Dividend income (net of foreign withholding taxes of $22,277) (a)	$968,214
Interest income	11,401
Total Income	979,615

Expenses
Investment advisor fee (b)	443,595
12b-1 fees (Class A - $169,356; Class C - $40,411)	209,767
Transfer agent expenses	112,989
Administration expenses	59,481
Legal expenses	50,770
Registration expenses	46,342
Fund accounting expenses	33,545
Miscellaneous expenses	28,175
Auditing expenses	20,498
Printing expenses	18,272
Insurance expenses	16,355
Custody expenses	15,611
Trustee expenses	15,004
Pricing expenses	4,030
Total Expenses	1,074,434
Advisor fees waived (b)	(125,343)
Net operating expenses	949,091
Net Investment Income	30,524

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	2,561,507
Change in unrealized appreciation (depreciation)
on investment securities	7,742,139
Net realized and unrealized gain (loss) on investment securities	10,303,646
Net increase in net assets resulting from operations	$10,334,170

(a) Dividend income is net of $917,629 of return of capital distributions and passive income/losses from master limited partnerships.
(b) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Fiscal Year ended	Fiscal Year ended
	September 30, 2010	September 30, 2009
Operations
Net investment income	$30,524	$309,121
Net realized gain (loss) on investment securities	2,561,507	(7,141,026)
Change in unrealized appreciation on investment securities	7,742,139	6,414,447
Net increase (decrease) in net assets resulting from operations	10,334,170	(417,458)

Distributions
From net investment income, Class A	(21,480)	(208,499)
From net investment income, Class C	(1,204)	(14,785)
From net investment income, Class I	(7,840)	(85,837)
From return of capital distributions, Class A	-	(382,079)
From return of capital distributions, Class C	-	(27,094)
From return of capital distributions, Class I	-	(157,298)
Distributions in excess of net investment income, Class A	(633,556)	(289,924)
Distributions in excess of net investment income, Class C	(35,513)	(20,559)
Distributions in excess of net investment income, Class I	(231,257)	(119,358)
Total distributions	(930,850)	(1,305,433)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	5,866,898	3,107,873
Class C	787,346	436,250
Class I	9,676,044	6,295,986
Reinvestment of distributions
Class A	603,630	819,100
Class C	33,426	56,353
Class I	146,220	210,000
Amount paid for shares redeemed
Class A (b)	(7,074,966)	(8,054,467)
Class C (c)	(922,016)	(757,711)
Class I	(6,491,921)	(5,252,070)
Net increase (decrease) in net assets resulting from share transactions	2,624,661	(3,138,686)
Total Increase (Decrease) in Net Assets	12,027,981	(4,861,577)

(a) See Note 1 in the Notes to the Financial Statements.
(b) Redemption fees of $2,297 and $211, respectively, retained by the Fund are included.
(c) Redemption fees of $29 and $229, respectively, retained by the Fund are included.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Fiscal Year ended	Fiscal Year ended
	September 30, 2010	September 30, 2009

Net Assets
Beginning of year	56,523,243	61,384,820

End of year	$68,551,224	$56,523,243

Accumulated undistributed net investment income (loss)	$(257,884)	$(511,570)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	477,083	322,543
Shares issued in reinvestment of distributions	49,424	85,421
Shares redeemed	(586,126)	(850,837)

Net decrease from capital share transactions	(59,619)	(442,873)

Capital Share Transactions - C Shares (a)
Shares sold	63,388	41,932
Shares issued in reinvestment of distributions	2,724	5,858
Shares redeemed	(75,496)	(78,830)

Net decrease from capital share transactions	(9,384)	(31,040)

Capital Share Transactions - I Shares (a)
Shares sold	781,290	625,756
Shares issued in reinvestment of distributions	11,739	21,540
Shares redeemed	(541,198)	(493,925)

Net increase from capital share transactions	251,831	153,371

(a) See Note 1 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each year

	For the fiscal year ended September 30,

	2010	2009	2008	2007	2006

Selected Per Share Data
Net asset value, beginning of year	$11.07	$11.31	$13.60	$12.06	$10.86

Income from investment operations
Net investment income (loss)	0.01	0.04	(0.01)	0.02	(0.06)
Net realized and unrealized gain (loss)	2.05	(0.04)	(1.95)	1.93	1.42
Total from investment operations	2.06	0.00	(1.96)	1.95	1.36

Less Distributions to shareholders:
From net investment income	(0.01)	(0.06)	-	(0.02)	-
From net realized gain	-	-	(0.05)	(0.23)	(0.03)
From tax return of capital	-	(0.10)	(0.27)	(0.12)	(0.09)
In excess of net investment income	(0.18)	(0.08)	(0.01)	(0.04)	(0.04)
Total distributions	(0.19)	(0.24)	(0.33)	(0.41)	(0.16)

Paid in capital from redemption fees (a)	-	-	-	-	-

Net asset value, end of year	$12.94	$11.07	$11.31	$13.60	$12.06

Total Return (b)	18.69%	0.33%	-14.63%	16.25%	12.62%

Ratios and Supplemental Data
Net assets, end of year (000)	$46,003	$39,998	$45,894	$63,827	$43,566
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.86%	1.92%	1.56%	1.94%	2.13%
Ratio of net investment income (loss) to
average net assets	0.01%	0.51%	(0.05)%	0.19%	(0.36)%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	(0.20)%	0.24%	0.04%	(0.11)%	(0.84)%
Portfolio turnover rate	24.84%	39.40%	24.66%	31.09%	50.20%

(a) Redemption fees resulted in less than $0.005 per share in each year.
(b) Total return in the above table represents the rate that an investor (invested for the entire year) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each year

	For the fiscal year ended September 30,

	2010		2009	2008		2007	2006

Selected Per Share Data
Net asset value, beginning of year	$11.14		$11.39	$13.62		$12.08	$10.87

Income from investment operations
Net investment income (loss)	(0.07)		(0.02)	(0.08)		-	(0.10)
Net realized and unrealized gain (loss)	2.12		(0.05)	(1.95)		1.85	1.40
Total from investment operations	2.05		(0.07)	(2.03)		1.85	1.30

Less distributions to shareholders:
From net investment income	-	(a)	(0.04)	-		-	-
From net realized gain	-		-	(0.05)		(0.23)	(0.03)
From tax return of capital	-		(0.08)	(0.15)		(0.06)	(0.04)
In excess of net investment income	(0.11)		(0.06)	(0.00)	(a)	(0.02)	(0.02)
Total distributions	(0.11)		(0.18)	(0.20)		(0.31)	(0.09)

Paid in capital from redemption fees (b)	-		-	-		-	-

Net asset value, end of year	$13.08		$11.14	$11.39		$13.62	$12.08

Total Return (c)	18.50%		-0.37%	-15.04%		15.55%	12.01%

Ratios and Supplemental Data
Net assets, end of period (000)	$4,456		$3,898	$4,338		$5,505	$3,457
Ratio of expenses to average net assets	2.25%		2.25%	2.25%		2.25%	2.36%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.46%		2.52%	2.03%		2.54%	2.84%
Ratio of net investment income (loss) to
average net assets	(0.59)%		(0.10)%	(0.64)%		(0.41)%	(1.07)%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	(0.80)%		(0.37)%	(0.42)%		(0.71)%	(1.55)%
Portfolio turnover rate	24.84%		39.40%	24.66%		31.09%	50.20%

(a) Less than $0.01 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	For the fiscal year ended September 30,			For the period ended
				September 30,
	2010	2009	2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$11.25	$11.50	$13.85	$12.80

Income from investment operations
Net investment income	0.10	0.09	0.09	0.01
Net realized and unrealized gain (loss)	2.05	(0.06)	(2.00)	1.10
Total from investment operations	2.15	0.03	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.01)	(0.07)	-	(0.01)
From net realized gain	-	-	(0.05)	-
From tax return of capital	-	(0.12)	(0.37)	(0.04)
In excess of net investment income	(0.23)	(0.09)	(0.02)	(0.01)
Total distributions	(0.24)	(0.28)	(0.44)	(0.06)

Net asset value, end of period	$13.16	$11.25	$11.50	$13.85

Total Return (b)	19.21%	0.63%	-14.08%	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$18,092	$12,628	$11,153	$6,548
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.46%	1.52%	1.44%	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	0.41%	0.97%	0.40%	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.20%	0.70%	0.21%	(0.29)%	(d)
Portfolio turnover rate	24.84%	39.40%	24.66%	31.09%	(c)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements
September 30, 2010

NOTE 1.  ORGANIZATION

Dividend Growth Trust (the "Trust") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only.  Commencement of operations for Class A Shares was March 18, 2004; for Class C Shares was April 14, 2005; and Class I Shares was March 21, 2007.  The Fund currently offers three Classes of shares (“Class A”, “Class C,” and “Class I”).  Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses.  Each Class of shares has exclusive voting rights with respect to matters that affect only that Class.  Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks and master limited partnerships of domestic and foreign companies that have increased their dividend payments to shareholders each year for the past ten years or more.  The Fund normally concentrates its investments in a group of 25-50 common stocks.  Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

Under the Trust's organizational documents each trustee, officer, employee, manager or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value as described in note 4.

When market quotations are not readily available, when Dividend Growth Advisors, LLC (“Advisor” or “DGA”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board.  As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale.  Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues.  Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor.  Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax.  The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually.  If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year the Fund did not incur any interest and penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended September 30, 2006 through September 30, 2009.  Management has considered uncertain tax positions for all open tax years, and concluded that there are none.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date.  Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  GAAP requires that certain components of the net assets be reclassified between financial and tax reporting.  Those reclassifications have no effect on the net assets or the net asset value per share.

Subsequent Events - Management has evaluated subsequent events and determined there were no material subsequent events.

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will generally be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$38,031,475	$-	$-	$38,031,475

American Depositary Receipts*	10,431,315	-	-	10,431,315

Master Limited Partnerships*	13,132,070	-	-	13,132,070

Money Market Securities	6,437,948	-	-	6,437,948

Total	$68,032,808	$-	$-	$68,032,808
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

The Trust retains DGA as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective.  As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of

0.75% of the Fund’s average daily net assets. The Advisor has also agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds).   For the fiscal year ended September 30, 2010, the Advisor earned fees of $443,595 and waived fees of $125,343.  At September 30, 2010, there was a net payable due to the Advisor in the amount of $37,122.  The Advisor is entitled to reimbursement of fees waived or reimbursed to the Fund if the actual operating expense ratios falls below the expense limits that were in place at the time such waivers and reimbursements occurred.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund.  The waived fees related to operating expenses subject to recovery, at September 30, 2010 were as follows and may not be ratably applicable to each class of shares:

Amount	To be repaid by September 30,

$18,357	2011
144,352	2012
125,343	2013

For the fiscal year ended September 30, 2010, $61,553 was permanently waived.

The Fund retains Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting.  For the fiscal year ended September 30, 2010, HASI earned $59,481 for administrative services provided to the Fund.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS – continued

The Fund also retains HASI to act as the Fund’s transfer agent.  HASI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.   For the fiscal year ended September 30, 2010, HASI earned fees of $66,335 for transfer agent services provided to the Fund and $46,654 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, HASI provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  For the fiscal year ended September 30, 2010, HASI earned $33,545 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares.  Huntington is also the parent company of Huntington National Bank, the Fund’s Custodian.

The Trust, on behalf of the Fund for Class A and Class C Shares, has adopted a Distribution Plan (each “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which it is authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows:  Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%.  Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%.  The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to:  payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund.  Class I shares are not subject to rule 12b-1 fees.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders.  For the fiscal year ended September 30, 2010, Class A incurred 12b-1 expenses of $169,356 and Class C incurred 12b-1 expenses of $40,411.  At September 30, 2010, the Fund owed the Distributor $11,125 for 12b-1 expenses.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. The Trust does not have any retirement plan for its Trustees. Each Trustee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act, receives $1,000 per regular meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees also receive $500 for each special board meeting attended.  The Independent Chairman of the Board receives an additional $1,000 per meeting. The Chairman of the Audit Committee and the Chairman of the Nomination and Governance Committee each receives $500 per committee meeting chaired, respectively, for acting as Chairmen of such Committees.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 6.  INVESTMENTS

For the fiscal year ended September 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
Other	$13,621,619

Sales
Other	$14,431,044

At September 30, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$15,941,154
Gross (Depreciation)	(140,006)

Net Appreciation (Depreciation)
on Investments	$15,801,148

At September 30, 2010, the aggregate cost of securities for federal income tax purposes was $52,231,660.  The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 7.  ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
September 30, 2010

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income were paid quarterly and totaled $0.19 per share to Class A shareholders, $0.11 per share to Class C shareholders, and $0.23 per share to Class I shareholders.

The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 is as follows:

	2010	2009

Ordinary income	$930,850	$738,961
Return of Capital	-	566,472
Total distributions paid	$930,850	$1,305,433

At September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$517,195
Capital loss carryforwards (see Note 9)	(6,396,118)
Unrealized appreciation	15,801,148
Distributable earnings	$9,922,225

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs and the treatment of capital loss carryforwards not yet available for tax purposes. In addition, there were certain reclassifications relating to permanent book/tax differences resulting from re-characterization of gains/(losses) on the sale of various Master Limited Partnership holdings.  The reclassifications resulted in an increase of Accumulated undistributed net investment income of $1,154,012 and a decrease of Accumulated net realized gain/(loss) on investments of $1,154,012.  These reclassifications had no impact on the results of operations or net assets.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At September 30, 2010, for federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Amount	Expiring September 30,
$996,706	2017
5,399,412	2018

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements."  ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Dividend Growth Trust
and the Shareholders of Rising Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of Rising Dividend Growth Fund, a series of shares of Dividend Growth Trust, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years and period in the five-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Trust's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rising Dividend Growth Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years and period in the five-year period ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2010

BOARD OF TRUSTEES AND OFFICERS - (Unaudited)

Independent Trustees
Name (Age) and Address*	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Roger B. Rainville (66)	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	1	None
Earl L. Mason (63)	Independent Trustee Chairman since December 2005	Indefinite. Since August, 2005	Former Chairman of the Board, Computer Horizons; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	1	Director, Chair of the Audit Committee, and member of the compensation committee, BWAY Corp., from 2007 to present.
William Thomas Smith, Jr. (64)	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	1

Director, Green Dot Corp 2000 to present, Director Austin Logistics, from 2005 to present; Director, E-duction, from 2006 to present; Director, Microbilt from 2008 to present, Director, Silverpop 2002 to present, Director, E-Wise 2008 to present.

Interested Trustee and Principal Officers
Name (Age) and Address*	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee / Officer	Other Trustee/ Directorships Held by Trustee
Charles Troy Shaver, Jr.** (63)	Interested Trustee, President	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, since June 1, 2004.	1	Chairman of Spring Island Trust.
Ed Obuchowski (64)	Treasurer and Principal Accounting Officer	Indefinite. Since March, 2008	Chief Operations Officer as of October 2008. Chief Financial Officer, Member and minority owner of Dividend Growth Advisors, LLC since December 2006. Prior to Dividend Growth Advisors, Mr. Obuchowski was SVP and CIO of Alliant Food, and VP of Internal Audit for Compaq Computer from 1998 to 2004.	1	Former member of the Board of Directors of Computer Horizons Corporation
Jere E. Estes (68)	Chief Investment Officer, Assistant Treasurer, Treasurer and Principal Accounting Officer	Indefinite. Since August, 2005	Chief Investment Officer as of October, 2008; Director of Research, Senior Portfolio Manager, Member and Minority Owner, Dividend Growth Advisors, LLC since April 1, 2004.	1	None
Interested Trustee and Principal Officers - continued
John Lively (41)	Secretary	Indefinite. Since September, 2010	Attorney, The Law Offices of John H. Lively & Associates, Inc., March 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment adviser – currently, INVESCO), October 2000 to September 2005.	1	None
Jane Cameron (74)	Chief Compliance Officer	Indefinite. Since June, 2006	Chief Compliance Officer – Mutual Funds, Dividend Growth Advisors, LLC since June, 2006. Managing Director HR & Strategic Sourcing from October 2008. Prior thereto, Ms. Cameron was Director of Strategic Sourcing, Fidelity Investments, from September, 1996 until February, 2006.	1	None
Tara Pierson (35)	Assistant Secretary	Indefinite. Since March, 2006	Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000.	1	None

*The address for the trustees and officers is 58 Riverwalk Blvd., Building 2, Suite A, Ridgeland, SC  29936.

**Mr. Shaver is considered an interested trustee because he is an "interested person" of the Trust as that term is defined in the 1940 Act based on the positions that he holds with Dividend Growth Advisors, LLC, the advisor to the Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers and is available, without charge, upon request.  You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

Continuance of Investment Advisory Agreement – (Unaudited)

The Chairman of the Board asked Legal Counsel (the “Counsel”) to lead the Board’s discussion and consideration of the continuation of the Investment Advisory Agreement (the “Agreement”) between the Advisor and the Trust with respect to the Fund. Counsel reviewed with the Board a memorandum from Counsel dated July 13, 2010, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Advisor; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations by Fund management addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Advisor are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Fund. The Board also had discussions with the Advisor on succession planning, and they expressed their desire for the Advisor to keep them abreast of developments related to this topic. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by the Advisor.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; and its efforts to promote the Fund and grow its assets. The Trustees noted the Advisor’s continuity of, and commitment to retain, qualified personnel and the Advisor’s commitment to maintain and enhance its resources and systems; the commitment of the Advisor’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Advisor’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel. The Trustees noted that several of the officers of the Trust, including the principal executive and financial officers and the president for the Trust, were employees of the Advisor, and they served the Trust without additional compensation. After reviewing the foregoing information and further information in the meeting materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and the Advisor.

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance was comparable to the performance of the Advisor’s composites for accounts managed similarly to the Fund. The Trustees also compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar and Lipper category averages). The Trustees noted that the Fund’s performance was better than most of its peers in the short term and since the Fund’s inception. After reviewing and discussing the investment performance of the Fund further, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3. Costs of the Services to be provided and profits to be realized by the Advisor.

In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Trustees considered: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee and expense ratios were lower than some of the specifically identified comparable funds and higher than others. Based on the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund and the profits to be realized by the Advisor, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

4. Economies of Scale.

The Board next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until the Fund’s expenses fell below the cap set by the arrangement. Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5. The Advisor’s Practices Regarding Brokerage and Portfolio Transactions.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the
Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, and they considered the Advisor’s practices with respect to allocating portfolio business to broker-dealers who provide research, statistical, or other services - this latter assessment included consideration of whether commission rates paid to broker-dealers are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others, the price of the security, the rate of the commission, the size and difficulty of the order, the firm’s ability to provide professional services (e.g., the firm’s reliability, integrity, quality of execution, and operational capabilities) and research provided by the firm. The Trustees also considered the extent to which the foregoing services benefit other accounts advised by the Advisor and the extent to which such services enable the Advisor to avoid expenses that it otherwise would be required to bear under the Agreement. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6. The Advisor’s Practices Regarding Possible Conflicts of Interest.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; and the substance and administration of the Advisor’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Advisor’s potential conflicts of interest. Based on the foregoing, the Board determined that the Advisor’s standards and practices of the Advisor relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, approved the renewal of the Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and how the Fund voted those proxies during the most recent 12 month period ended September 30 is available (1) without charge, upon request, by calling (888) 862-2520 and (2) on the SEC website at http://www.sec.gov.

TRUSTEES
Earl L. Mason, Chairman
C. Troy Shaver, Jr.
Roger B. Rainville
W. Thomas Smith, Jr.

OFFICERS
C. Troy Shaver, Jr., President
Edward Obuchowski, Treasurer and Principal Accounting Officer
Jere Estes, Assistant Treasurer
John Lively, Secretary
Jane Cameron, Chief Compliance Officer
Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR
Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, South Carolina 29936

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana 46208

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A Member of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

CUSTODIAN
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana  46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, the registrant has not made any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f)(1)        A copy of the code of ethics is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

(b)(1)	As of the date of the report, September 30, 2010, the registrant’s audit committee financial expert is Mr. Earl Mason. Mr. Mason is “independent” for purposes of Item 3 of Form N-CSR.

 Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees.  Audit fees for the registrant for the fiscal years ended September 30, 2010 and September 30, 2009 were $18,000 and $18,000, respectively.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)
Audit-Related Fees.  There were no additional fees billed in the fiscal year ended September 30, 2010 or September 30, 2009 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The tax fees billed in fiscal years ended September 30, 2010 and September 30, 2009 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500, respectively.  These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees. There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended September 30, 2009 and September 30, 2010.

(e)(1)
The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(e)(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2010 and September 30, 2009 were $2,500 and $2,500, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2010 and September 30, 2009.

(h)
NOT APPLICABLE – no fees were billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2010 and September 30, 2009.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.   This schedule is filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
The registrant's officers, including the principal executive officer and principal financial officer, concluded that, based on an evaluation of the registrant’s disclosure controls and procedures as of December 6, 2010, the registrant’s disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis and that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)         Code is filed herewith.

(a)(2)
Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)         Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is provided herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Dividend Growth Trust

By *       /s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President and
Principal Executive Officer

Date           12/6/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*           /s/ C. Troy Shaver, Jr.
                 C. Troy Shaver, Jr., President and
 Principal Executive Officer

Date           12/6/2010

By*        /s/ Edward Obuchowski
Edward Obuchowski, Treasurer and
Principal Financial Officer

Date           12/6/2010